MERIDIAN USA HOLDINGS, INC.

                          SECURITIES PURCHASE AGREEMENT
                                  JUNE 16, 2000


                           MERIDIAN USA HOLDINGS, INC.
                          SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement (the "Agreement") is made as of June 16, 2000, by and among Meridian USA Holdings, Inc., a Florida corporation (the "Corporation", and together with its Subsidiaries (as defined below), the "Company"), and each of the persons identified as a "Purchaser" on the signature pages hereto (each such person, a "Purchaser," and collectively, the "Purchasers").

                                    SECTION 1

                   AUTHORIZATION AND SALE OF CONVERTIBLE NOTES

     1.1 Authorization. The Corporation has authorized the issuance of up to $8,000,000 aggregate principal amount of the Corporation's Series A Convertible Notes (the "Notes"), having the rights and privileges set forth in the form of Note attached hereto as Exhibit A.

    1.2 Sale of Convertible Notes. Subject to the terms and conditions hereof, each of the Purchasers, severally and not jointly, agrees to purchase from the Corporation, and the Corporation agrees to issue and sell to each Purchaser, Notes in the aggregate principal amount set forth under each Purchaser's name on the signature pages hereto, at a purchase price of $1,000.00 per $1,000.00 principal amount, for an aggregate purchase price of $8,000,000.00.

                                    SECTION 2

                             CLOSING DATE; DELIVERY

     2.1 Closing Date. The closing of the purchase and sale of the Notes hereunder (the "Closing") shall be held at the offices of Sidley & Austin, 555 West Fifth Street, 40th Floor, Los Angeles, California 90013 on June 16, 2000, or at such other time and place as may be agreed upon by the Corporation and the Purchasers who have subscribed for a majority of the Notes. The date on which the Closing actually occurs is hereinafter referred to as the "Closing Date".

     2.2 Delivery. At the Closing, the Corporation shall deliver to each Purchaser a certificate or certificates, registered in such Purchaser's name, representing the aggregate principal amount of Notes set forth under such Purchaser's name on the signature pages hereto, against payment of the purchase price therefor by check payable to the Corporation or by wire transfer per the Corporation's instructions.

                                    SECTION 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Except as set forth on the Schedule of Exceptions attached hereto as Exhibit B (the "Schedule of Exceptions"), the Corporation represents and warrants to each Purchaser as follows:

     3.1 Organization and Standing; Certificate and Bylaws. The Corporation and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. The Corporation and each of its Subsidiaries has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. The Corporation and each of its Subsidiaries is qualified to do business as a foreign corporation in each jurisdiction where failure to be so qualified would have a material adverse effect on the Company's business as presently conducted and as proposed to be conducted. The Company has furnished to the Purchasers' legal counsel copies of the Articles of Incorporation of the Corporation (the "Certificate") and each of its subsidiaries, in each case as amended through the date hereof and the Bylaws of the Corporation (the "Bylaws") and each of its subsidiaries. These copies are true, correct and complete and give effect to all amendments to such documents through the date hereof.

     3.2 Corporate Power. The Corporation has all requisite corporate power and authority to execute and deliver this Agreement, the Notes, the Registration Rights Agreement, the Securityholders Agreement and the Investor Rights Agreement (each as defined in Section 5.5 hereof) (collectively, the "Other Agreements"), to adopt the Certificate of Designation in the form attached hereto as Exhibit C (the "Series II Designation") of the Corporation's Series II Convertible Preferred Stock, par value $.01 per share (the "Series II
Preferred") to issue and sell the Notes hereunder, to issue the Series II Preferred issuable upon conversion of the Notes, to issue the Common Stock issuable upon conversion of the Series II Preferred (the "Conversion Stock"), and to carry out and perform the Corporation's obligations under the terms of this Agreement and the Other Agreements.

      3.3 Subsidiaries. The Schedule of Exceptions set forth a list, as of the date hereof, of all direct or indirect entities in which the Corporation has an equity interest (the "Subsidiaries"). Except as set forth in the Schedule of Exceptions, the Corporation owns, either directly or indirectly, all of the outstanding capital stock of the Subsidiaries free and clear of any claim, lien or encumbrance. All of the issued and outstanding shares of capital stock of the Subsidiaries are validly issued, fully paid and non-assessable. Except as set forth in the Schedule of Exceptions, there are outstanding no securities convertible into, exchangeable for, or carrying the right to acquire, equity securities of any of the Subsidiaries, or subscriptions, warrants, options, rights or other arrangements or commitments obligating any Subsidiary to issue or acquire any of its equity securities or any ownership interest therein.

     3.4 Capitalization. The authorized capital stock of the Corporation consists of the following:

     (a) 20,000,000 shares of Common Stock, $0.001 par value per share (the "Common Stock"), 6,191,399 of which are issued and outstanding as of the date hereof.

     (b) 1,000,000 shares of Preferred Stock, $1.00 par value (the "Preferred Stock"), 3,500 of which have been designated Series I Preferred Stock (the "Series I Preferred") (3,500 of which are issued and outstanding as of the date hereof); and 8,500 of which as of the Closing will have been designated Series II Preferred (none of which shall be issued and outstanding at the Closing). The Series II Preferred, when issued upon conversion of the Notes in accordance with the terms thereof will be validly issued, fully paid and non-assessable shares of Series II Preferred with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Corporation except as set forth in the Certificate, the Bylaws, the Registration Rights Agreement and the Securityholders Agreement. The Conversion Shares, when so issued, will be validly issued, fully paid and non-assessable shares of Common Stock with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Corporation except as set forth in the Certificate, the Bylaws, the Registration Rights Agreement and the Securityholders Agreement. The issuance, sale or delivery of the Notes, the Series II Preferred Stock or the Conversion Shares is not subject to any preemptive right of stockholders of the Corporation or to any right of first refusal or other right in favor of any person.

     (c) The Schedule of Exceptions sets forth a list, as of the date hereof, of all holders of subscriptions, warrants, options, convertible securities, and other rights (contingent or otherwise) to purchase or otherwise acquire (directly or indirectly) equity securities of the Corporation (the "Other Securities"), along with the number of shares of equity securities underlying such Other Securities, the exercise or conversion price of such Other Securities, the date such Other Securities were issued, the date such Other Securities are exercisable or convertible and any expiration date with respect thereto. The Corporation has reserved 2,063,030 shares of Common Stock for issuance upon conversion of the currently outstanding shares of Preferred Stock and exercise or conversion of the Other Securities. Each of the Series I Preferred, and Series II Preferred as of the Closing will have the rights, preferences, privileges and restrictions set forth in the Certificate, the Certificate of Designation of Series I Preferred Stock (the "Series I Designation"), and the Series II Designation.

     (d) The Corporation has reserved 492,500 shares of Common Stock for issuance of options and restricted stock to directors, employees or consultants pursuant to stock plans or other compensatory arrangements approved by the Board of Directors of the Corporation, of which shares 392,500 have been issued and are outstanding as of the date hereof.

     Except (i) as set forth above in this Section 3.4, (ii) for the rights granted in this Agreement, the Notes, the Series II Preferred and in the Other Agreements, and (iii) for the rights granted to holders of Series I Preferred pursuant to the Series I Designation, as of the date hereof there are outstanding no subscriptions, options, calls, warrants, conversion privileges, preemptive rights, rights of first refusal or other similar commitments or rights to which the Corporation is a party or by which the Corporation is bound, with respect to the purchase or other acquisition of any of the authorized but unissued capital stock of the Corporation. All of the outstanding securities of the Corporation were issued in compliance with all applicable Federal and state securities laws.

     3.5 Authorization; No Breach. The execution, delivery and performance of this Agreement, the Notes and the Other Agreements by the Corporation and the consummation by the Corporation of all transactions contemplated hereby or thereby, including but not limited to the offering, issuance and sale of the Notes pursuant to this Agreement, have been duly authorized by all required corporate actions of the Corporation and its stockholders. This Agreement constitutes, and this Agreement, the Notes and the Other Agreements as of the Closing will constitute, valid and binding obligations of the Corporation, enforceable against the Corporation in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (iii) to the extent the indemnification provisions in the Registration Rights Agreement may be limited by applicable federal or state securities laws. The execution and delivery by the Corporation of this Agreement, the Notes and the Other Agreements, and the consummation by the Corporation of the transactions contemplated hereby and thereby, including but not limited to the offering, issuance and sale of the Notes pursuant to this Agreement, do not and will not (with or without due notice, lapse of time, or both) (i) conflict with or result in a breach of any of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the capital stock or assets of the Corporation or any of its Subsidiaries pursuant to, (iv) give any third party the right to accelerate any obligation under, or terminate any right of the Company under, (v) result in a violation of, or (vi) require any authorization, consent, qualification, approval, exemption, filing or other action by or notice to any court or administrative or governmental body or any other person or entity (other than (A) the filing of the Series II Designation with the Secretary of State of the State of Florida and (B) filings pursuant to
Section 25102.1(d) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, other applicable state securities laws and Regulation D of the Securities Act) pursuant to, any of (x) the Certificate or Bylaws of the Corporation, (y) any law, statute, rule, regulation, instrument, order, judgment or decree to which the Company, or any of its properties is subject, or (z) any contract, evidence of indebtedness, permit, license, agreement or instrument to which the Company is a party or to which any of the Company's properties is subject.

     3.6  Financial Information.  Attached hereto as Exhibit D are the Company's
(i) unaudited consolidated balance sheet (the "Balance Sheet") at March 31, 2000 (the "Balance Sheet Date") and unaudited consolidated statement of operations, statement of stockholders' equity and statement of cashflows, each for the period from December 31, 1999 to the Balance Sheet Date (collectively with the Balance Sheet, the "Unaudited Financial Statements"), and (ii) audited consolidated balance sheet as of December 31, 1999 and 1998 and the audited consolidated statement of operations, statement of stockholders' equity and statement of cashflows for the twelve-month periods then ended, including the footnotes thereto (the "Annual Financial Statement" and together with the Unaudited Financial Statements, the "Financial Statements"). The Financial Statements (a) are in accordance with the books and records of the Company, (b) present fairly the financial condition and operating results of the Company at the specified dates and for the periods then ended as indicated therein, and (c) were prepared in accordance with generally accepted accounting principles ("GAAP"), consistently applied subject to year-end audit adjustments and the absence of footnotes in the case of the unaudited statements. The Corporation and each of the Subsidiaries has maintained their respective books and records in a manner sufficient to permit the preparation of financial statements in accordance with GAAP, such books and records fairly reflect, in all material respects, the income, expenses, assets and liabilities of the Corporation and each of the Subsidiaries and the books and records provided a fair and accurate basis for the preparation of the Financial Statements. The financial condition and results of operations of each Subsidiary are, and for all periods referred to in this Section 3.6 have been, consolidated with those of the Corporation.

     3.7 Absence of Certain Changes. Since December 31, 1999 there has not been any event or condition of any character that has had, or is likely to have, individually or together with any other such events or conditions, a material adverse effect on the Company's business, operations, prospects, liabilities, capitalization or financial condition or the Company's ability to perform its obligations under this Agreement, the Notes or the Other Agreements (herein generically referred to as a "Material Adverse Effect"). Without limiting the generality of the foregoing:

     (a) The Company is not subject to any liability determined in accordance with GAAP (whether secured or unsecured and whether accrued, absolute, contingent, direct, indirect or otherwise) that is not shown or that is in excess of the amounts shown or reserved for in the Balance Sheet, other than liabilities of the same nature as those set forth in the Balance Sheet and the notes thereto and which are not material in amount and have been incurred in the ordinary course of business after the Balance Sheet Date;

     (b) There has been no damage, destruction or loss of any of the properties or assets of the Company (whether or not covered by insurance) materially and adversely affecting the properties or business of the Company;

     (c) The Company has not declared, set aside, paid or otherwise made any distribution in respect of any of the Company's capital stock, or redeemed, purchased or otherwise acquired any of such stock;

    (d) Except for the leases encumbering the equipment and furniture of the Company as listed on the Schedule of Exceptions, the Company has not granted or made any mortgage, pledge, security interest or lien with respect to any of the Company' material properties or assets, except liens for taxes not yet due or payable;

     (e) There has been no increase in the salary, wages or other compensation of any officer, employee or consultant of the Company, or any establishment or modification of salary ranges, guidelines or similar provisions in respect of any benefit plan, employment-related contract or other employee compensation arrangement;

     (f) There has been no material change in (x) any pricing, accounting, financial reporting, inventory, credit, allowance or tax practice or policy of the Company, or (y) any method of calculating any bad debt, contingency or other reserve of the Company for accounting, financial reporting or tax purposes, or any change in the fiscal year of the Company;

    (g) Any write-off or write-down of or any determination to write off or write down any of the assets of the Company;

    (h) Any acquisition or disposition of, or incurrence of a lien or encumbrance on, any assets of the Company, other than in the ordinary course of business consistent with past practice;

    (i) Any capital expenditures or commitments for additions to property, plant or equipment of the Company constituting capital assets in an aggregate amount exceeding $100,000;

    (j) Any transaction by the Company with any officer, director, or affiliate (other than any Subsidiary) other than pursuant to any contract in effect on the date of the Audited Financial Statements and disclosed pursuant to the Schedule of Exceptions; or

     (k) Any entering into of a contract, agreement or understanding to do or engage in any of the foregoing.

     3.8  Material  Contracts  and  Other  Commitments.

     (a) The Schedule of Exceptions sets forth a list, as of the date hereof, of:

     (i) any contract for the purchase or sale of goods or services that involved the payment of more than $25,000 in 1999, and any contract for the purchase or sale of goods or services that the Company reasonably anticipates will involve the payment of more than $25,000 in 2000 or that extends beyond December 31, 2000 and cannot be terminated by the Company on not more than 60 days' notice and without cost or liability to the Company;

    (ii) any contract for the purchase, licensing or development of Intellectual Property (as defined below);

     (iii) any guarantee of the obligations of customers, officers, directors, employees, affiliates or others;

    (iv) any agreement that provides for, or relates to, the incurring by the Company of debt for borrowed money;

    (v) any contract not made in the ordinary course of the Company's business as previously conducted;

    (vi) any contracts providing for a commitment of employment or consultation services for a specified or unspecified term or otherwise relating to employment or the termination of employment, or any written or unwritten representations, commitments, promises, communications or courses of conduct involving an obligation of the Company to make payments in any year, to any employee exceeding $25,000 or any group of employees exceeding $100,000 in the aggregate;

     (vii) any contracts containing any pro-vision or covenant prohibiting or limiting the ability of the Company to engage in any business activity or compete with any person or entity;

     (viii) any partnership, joint venture, shareholders' or other similar contracts;

     (ix) any contracts with distributors, dealers, manufacturer's representatives, sales agencies or franchisees;

     (x) any contracts relating to (A) the future disposition or acquisition of any assets, other than dispositions or acquisitions in the ordinary course of business consistent with past practice, and (B) any merger or other business combination; or

     (xi) any other contract, commitment, understanding or instrument that is material to the Company.

     (b) Except as set forth in the Schedule of Exceptions, all of the Commitments referred to in the preceding paragraph (a) and listed in the Schedule of Exceptions are valid, binding, in full force and effect and enforceable in accordance with their terms against the Company, and to the knowledge of the Company, against the respective counterparties to such Commitments. Complete copies (or, if oral, full written descriptions) of all Commitments required to be so listed, including all amendments thereto, and complete copies of all standard form Commitments used in the conduct of the Company's business, have been made available to Purchasers. Except as set forth in the Schedule of Exceptions, (i) there is no breach, violation or default and no event which, with notice or lapse of time or both, would constitute a breach, violation or default, or give rise to any lien or encumbrance or right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration under, any Commitment listed in the Schedule of Exceptions, except for breaches, violations and defaults, or lien or encumbrances or rights of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration which, individually or in the aggregate, are not material and (ii) neither the Company nor, to the knowledge of the Company, any other party to any of the Commitments listed in the Schedule of Exceptions is in material arrears in respect of the performance or satisfaction of the terms and conditions on its part to be performed or satisfied under any of such Commitments and no material waiver or material indulgence has been granted by any of the parties thereto.

     3.9 Stockholders, Directors and Officers; Certain Transactions. Except for those transactions listed on the Schedule of Exceptions, the Company is not indebted to, has not guaranteed the indebtedness of, and has not engaged in any business transaction with (either directly or indirectly), any stockholder, officer or director, or to any of their respective spouses or children, of any amount whatsoever, other than as provided in such person's employment agreement with the Company, if any, and other than any travel, relocation, and other expenses that are advanced and reimbursed in the ordinary course of business. No officer, director or stockholder of the Company (nor any person in the immediate family of any such officer, director or stockholder) nor any significant employee of the Company (nor any person in the immediate family of any such significant employee) is indebted to the Company or to the knowledge of the Company has any material direct or indirect ownership interest in any firm with which the Company is affiliated, with which the Company has a business relationship that is material to the Company or with which the Company competes.

    3.10 Litigation, etc. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, threatened to which the Company or any of its directors or officers, as such, is a party except as disclosed on the Schedule of Exceptions, none of which is likely to have a Material Adverse Effect, result in a material adverse change in the business, operations, prospects, liabilities, capitalization or financial condition of the Company or that questions the validity as against the Company of this Agreement or the Other Agreements or any action taken by the Company or to be taken in connection herewith or therewith.

     3.11 Title to Properties; Liens and Encumbrances. The Company has good and marketable title to its properties and assets and, with respect to the property and assets leased by the Company, holds valid leasehold interests therein, in each case subject to no mortgage, pledge, lien, security interest, conditional sale agreement, encumbrance or charge, except (a) tax, materialmen's or like liens for obligations not yet due or payable or being contested in good faith by appropriate proceedings, as set forth on the Schedule of Exceptions, or (b) liens or encumbrances that do not individually or in the aggregate materially impair the Company's use thereof or materially detract from the value of the Company and that have arisen in the ordinary course of business. To the Company's knowledge, there exists no default or other occurrence or condition that could result in termination of any of the leases under which material properties and assets are leased by the Company.

      3.12  Intellectual  Property.

     (a) Each item of Company Intellectual Property (as defined below) is set forth on the Schedule of Exceptions.

      (b) Except as set forth on the Schedule of Exceptions: (i) each item of Company Intellectual Property will be owned or available for use by the Company on identical terms and conditions immediately subsequent to the Closing as they were by the Company immediately prior to the Closing; (ii) all registered patents, trademarks, service marks and copyrights listed on the Schedule of Exceptions are valid and subsisting and in full force and effect and are not subject to any taxes or other fees except for annual filing and maintenance fees; (iii) there has been no notice, claim or assertion that any item of Company Intellectual Property is invalid, and there are no facts that would cause a reasonable person to conclude that any item of Company Intellectual Property is invalid; (iv) the Company has the right to use all of the Company Intellectual Property in all jurisdictions in which its business is conducted or proposed to be conducted, and the consummation of the transactions contemplated hereby will not alter or impair any such rights; (v) the Company Intellectual Property is all the Intellectual Property that is necessary for the Company to own or license to carry on its business as presently conducted and as proposed to be conducted; and (vi) the Company has taken all necessary and desirable action to maintain and protect each item of Company Intellectual Property.

     (c) Other than as set forth on the Schedule of Exceptions, the Company has not interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights of third parties, and the Company has not received any charge, complaint, claim, demand or notice alleging any such interference, infringement, misappropriation or violation (including any claim that the Company must license or refrain from using any Intellectual Property rights of any third party). Other than as set forth on the Schedule of Exceptions, no third party has interfered with, infringed upon, misappropriated or otherwise come into conflict with any Company Intellectual Property.

      (d) With respect to each item of Company Intellectual Property, except as set forth on the Schedule of Exceptions: (i) the Company possesses all right, title and interest in and to the item, free and clear of any lien or encumbrance, license or other restriction; (ii) the item is not subject to any outstanding order, decree, ruling or charge; (iii) no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending or, to the Company's knowledge, threatened, which challenges the legality, validity, enforceability, use or ownership of the item; (iv) the Company has never agreed to indemnify any person for or against any interference, infringement, misappropriation or other conflict with respect to the item; (v) each license, sublicense, agreement or permission covering the item is, and immediately after the Closing will be, legal, valid, binding, enforceable and in full force and effect; (vi) no party to any license, sublicense, agreement or permission is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification or acceleration thereunder; (vii) no party to any license, sublicense, agreement or permission has repudiated any provision thereof; (viii) with respect to any sublicense, the representations and warranties set forth in subsections (i) through (vii) above are true and correct with respect to the underlying license;
(ix) with respect to each license, sublicense, agreement or permission, the underlying item of Company Intellectual Property is not subject to any outstanding injunction, judgment, order, decree, ruling or charge; (x) with respect to each license, sublicense, agreement or permission, no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending or is threatened which challenges the legality, validity or enforceability of the underlying item of Company Intellectual Property; and (xi) with respect to each license, sublicense, agreement or permission, the Stockholders have not granted any sublicense or similar right with respect to the license, sublicense, agreement or permission.

      (e) To the Company's knowledge, there are no new products, inventions, procedures or methods of processing that any competitors or other third parties have developed or marketed which reasonably could be expected to supercede or make obsolete any product or process of the Company.

    (f) The continued operation of the Company's business as presently conducted and as presently proposed to be conducted will not interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties.

      (g) None of the Company's employees (x) are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or (y) are subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company's business as presently conducted or proposed to be conducted.

      (h) The Company's business, as currently conducted and as proposed to be conducted, does not and will not need to utilize any inventions of any of its employees, former employees, directors, shareholders or persons it currently intends to hire, the rights to which have not been fully assigned to the Company.

      (i)     As  used  herein:

     "Intellectual Property" shall mean (A) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereon, and all patents, patent applications and patent disclosures, together with all reissuances, continuations, continuations-in part, revisions, extensions and reexaminations thereof, (B) all trademarks, service marks, trade dress, logos, trade names, domain names and corporate names, together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith, and all applications, registrations and renewals in connection therewith, (C) all copyrightable works, all copyrights and all applications, registrations and renewals in connection therewith, (D) all mask works and all applications, registrations and renewals in connection therewith, (E) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, methods, schematics, technology, technical data, designs, drawings, flowcharts, block diagrams, specifications, customer and supplier lists, pricing and cost information and business and marketing plans and proposals), (F) all computer software (including data and related documentation) other than commercial off-the-shelf software (including, without limitation, any software licensed under a "shrink-wrap," "click-through," "break-the-seal" or other agreement or purported agreement not signed by the parties thereto, (G) all other proprietary rights,
(H) all copies and tangible embodiments of the foregoing (in whatever form or medium) and (I) all licenses or agreements in connection with the foregoing. "Company Intellectual Property" shall mean all Intellectual Property that is material to the operation of the Business.

     3.13 Employee Violations; Proprietary Information Agreement. To the best of the Company's knowledge, no employee of the Company is in violation of any term of any employment contract, disclosure agreement or any other agreement, order or decree relating to the relationship of such employee with the Company or any other party because of the nature of the business conducted or to be conducted by the Company. To the best of the Company's knowledge, none of its employees has any obligation under any agreement, judgment or otherwise that would interfere with such employee exercising his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as currently proposed.

      3.14 Taxes. Other than as set forth on the Schedule of Exceptions, the Company has not requested any extensions and has timely filed and as of the Closing will have filed all tax returns required to be filed with appropriate federal, state, county and local governmental agencies or instrumentalities. The Company has paid or established adequate reserves on the Financial Statements for all income, franchise and other taxes, assessments, governmental charges, penalties, interest due and payable by the Company. There is no pending dispute with any taxing authority relating to any of the Company's tax returns, and the Company has no knowledge of any proposed liability for any tax to be imposed upon the properties or assets of the Company for which there is not an adequate reserve reflected on the Balance Sheet.

     3.15  Compliance with Other Instruments. The Company is not in violation of
(i) any provision of the Corporation's Certificate or Bylaws, (ii) any term or provision of any material agreement or commitment to which the Company is a party, nor (iii) in any material respect of any order, statute, rule or regulation applicable to the Company, including without limitation any applicable statute, law, or regulation relating to the environment or occupational health and safety.

     3.16 Brokers or Finders. The Company has not incurred, and will not incur, directly or indirectly, as a result of any agreement entered into or action taken by the Company, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement, other than to U.S. Bancorp Libra, a division of U.S. Bancorp Investments, Inc. pursuant to the engagement agreement dated as of May 2, 2000.

     3.17 Minute Books. The minute books and stock record books of the Company provided to counsel for the Purchasers contain, in all material respects, a complete and accurate summary of all meetings and actions taken by the Company's Board and its stockholders.

     3.18 Indebtedness. Each outstanding loan to the Company and outstanding indebtedness of the Company to any person in excess of $25,000 is set forth on the Schedule of Exceptions (or in the case of affiliated parties in any amount), together with the name of the creditor, all amounts owing, including principal and interest, and when such indebtedness is due and payable. For purposes hereof, "indebtedness" includes all obligations (i) for borrowed money, (ii) evidenced by notes, bonds, debentures or similar instruments, (iii) for the deferred purchase price of goods or services (other than trade payables or accruals incurred in the ordinary course of business), (iv) under capital leases or (v) in the nature of guarantees of the obligations described in clauses (i) through (iv) above. The Company is not in default of any of its obligations to such creditors.

     3.19 Stockholder Agreements. Except as required by this Agreement, the Notes, the Other Agreements or as set forth in the Schedule of Exceptions, there is no agreement or arrangement between the Corporation and any of the Corporation's stockholders, or to the best of the Corporation's knowledge, between or among any of the Corporation's stockholders, that grant to any person any special rights with respect to any shares of the Corporation's capital stock or that in any way affect any stockholder's ability or right freely to alienate or vote such shares.

     3.20 Offering. Subject to the truth and accuracy of each Purchaser's representations in Section 4 hereof, the offer, issuance and sale of the Notes are exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws.

     3.21 Use or Proceeds. The Company shall use the proceeds from the sale of the Notes, for marketing, product development, working capital and other corporate uses.

     3.22 Ownership of Securities. Upon issuance and delivery of the Notes (and upon issuance and delivery of the Series II Preferred upon conversion of the Notes in accordance with the terms thereof and the issuance and delivery of the Conversion Stock upon conversion of the Series II Preferred in accordance with the terms thereof) to each Purchaser pursuant to this Agreement in consideration of the Purchasers' payments therefor, the Notes, shares of Series II Preferred and Conversion Stock will be duly and validly issued, fully paid and nonassessable, free and clear of any lien, charge or encumbrance other than (a) restrictions on transfer under federal or state securities laws or as set forth herein and in the Other Agreements, and (b) any liens, charges or encumbrances created by the Purchaser holding such shares.

      3.23 Registration Rights. Upon the Closing, except as set forth in the Registration Rights Agreement, the Company will not be under any contractual obligation to register, sell or otherwise transfer or cause the registration, sale or other transfer any of the Company's securities then outstanding or that thereafter may be issued.

     3.24     Disclosure.

     (a) None of the representations or warranties of the Company contained in this Agreement or any of the Other Agreements is false or misleading in any material respect or omits to state a material fact necessary to make the statements contained herein or therein not misleading in any material respect, nor is there any fact known to the Company that has not been disclosed to the Purchasers that would make such statements misleading or that would indicate that a material adverse effect is reasonably possible.

    (b) All forms, reports and documents filed with the Securities and Exchange Commission (the "Commission"), by the Corporation, did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     3.25 Products. Except as set forth on the Schedule of Exceptions, there are no statements, citations or decisions by any governmental or regulatory authority stating that any product or service manufactured, sold, designed, distributed or marketed at any time by the Company ("Products") is defective or unsafe or fails to meet any standards promulgated by any governmental authority, except as would not have a Material Adverse Effect. Except as set forth on the Schedule of Exceptions, there is no (i) fact relating to any Product that, may impose upon the Company a duty to recall a Product or a duty to warn customers of a defect in any Product, (ii) material latent or overt design, manufacturing or other defect in any Product or (iii) material liability for warranty claims or returns with respect to any Product.

     3.26 Insurance. All of the material assets of the Company and all aspects of its business that are of insurable character are covered by insurance with reputable insurers against risks of liability, casualty and fire and other losses and liabilities as set forth on the Schedule of Exceptions. The Company is not in default with respect to its obligations under any material insurance policy maintained by it. The Schedule of Exceptions sets forth a list of all insurance coverage carried by the Company, the carrier and the terms and amount of coverage, the period which such policy has been in effect and will expire, and whether it is a "claims made" or an "occurrence" policy. All such policies and other instruments are in full force and effect and all premiums due on or before the date hereof with respect thereto have been paid. The Company has not failed to give any notice or present any claim under any such insurance policy in due and timely fashion or as required by any of such insurance policies, and the Company has not otherwise, through any act, omission or non-disclosure, jeopardized or impaired full recovery of any claim under such policies, and there are no claims by the Company under any of such policies to which any insurance company is denying liability or defending under a reservation of rights or similar clause. The Company has not received notice of any pending or threatened termination of any such policies or any premium increases for the current policy period with respect to any of such policies and the consummation of the transactions contemplated by this Agreement, the Notes and the Other Agreements will not result in any such termination or premium increase.

      3.27 Compliance with Law. The Company is not in violation of any term of its Certificate or Bylaws or of the provisions of any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation to which it is subject and a violation of which could create a material adverse effect. The Company has all franchises, permits, licenses and approvals, necessary to conduct its business as presently conducted. The Company has no knowledge of or reason to expect any change to any law, statute, rule or regulation which could adversely affect the ability of the Company to conduct its business as presently conducted or as proposed to be conducted.

     3.28 No Insolvency. No insolvency proceeding of any character, including without limitation bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, affecting the Company or any of its assets or properties is pending or threatened. The Company has not taken any action in contemplation of, or that would constitute the basis for, the institution of any such insolvency proceedings.

     3.29 Substantial Customers and Suppliers. The Schedule of Exceptions lists the ten (10) largest customers of the Company, on the basis of revenues for goods sold for the most recently-completed fiscal year and the ten (10) largest suppliers of the Company, on the basis of cost of goods purchased for the most recently-completed fiscal year. Except as disclosed in the Schedule of Exceptions, no such customer or supplier has ceased or materially reduced its purchases from, sales to or provision of services to the Company since the date of the Audited Financial Statements, or to the knowledge of Company, has threatened to cease or materially reduce such purchases, use, sales or provision of services after the date hereof. To the knowledge of the Company, no such customer or supplier is threatened with bankruptcy or insolvency.

                                    SECTION 4

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     Each Purchaser hereby severally and not jointly represents and warrants to the Corporation with respect to the purchase of the Notes as follows:

     4.1 Information Received. Such Purchaser has received and reviewed, in addition to the Financial Statements, such information as it deemed appropriate in connection with an investment in the Notes. Such Purchaser also has had a full opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Notes, has had full access to the Company's officers and has received such other information concerning the Company as such Purchaser has requested. The foregoing, however, does not limit or modify the representations and warranties of the Corporation set forth in Section 3 of this Agreement or the right of each Purchaser to rely thereon.

     4.2 Accredited Investor. Such Purchaser is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D of the Securities Act.

     4.3 Experience. Such Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Corporation so that such Purchaser is capable of evaluating the merits and risks of its investment in the Corporation and has the capacity to protect its own interests.

      4.4 Economic Risk. Such Purchaser is able to bear the economic risk of its investment in the Notes for an indefinite period of time, including the risk of a complete loss of such Purchaser's investment in such securities. Such Purchaser acknowledges that the Notes have not been registered under the Securities Act or registered or qualified under any state securities law and, therefore, cannot be sold or otherwise transferred or disposed of unless subsequently registered under the Securities Act and registered or qualified under applicable state securities laws or unless an exemption from such registration or qualification is available. The foregoing does not, however, limit or modify the representations, warranties, or covenants of the Corporation set forth in this Agreement or any of the Other Agreements or the right to the Purchasers to rely thereon.

     4.5 Investment. Such Purchaser is acquiring the Notes, and the shares of the Series II Preferred and Conversion Stock for investment for such Purchaser's own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof in violation of the Securities Act. Such Purchaser understands that the Notes to be purchased have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the accuracy of such Purchaser's representations as expressed herein.

     4.6 Execution, Delivery and Performance. Such Purchaser has full right, power and authority to execute and deliver this Agreement and the Other Agreements and to perform its obligations hereunder and thereunder. At or before the Closing, such Purchaser shall execute and deliver to the Company the Other Agreements, and the Purchaser acknowledges and agrees that the Notes purchased will be subject to the terms and provisions of the Other Agreements, the Series II Designation and the Corporation's Certificate and Bylaws. This Agreement is, and each of the Other Agreements when so executed and delivered by the Purchaser will constitute, a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with such agreement's terms, except as the indemnification provisions of the Registration Rights Agreement may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. No consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by the Purchaser in connection with the execution and delivery of this Agreement or the Other Agreements or the performance of the Purchaser's obligations hereunder or thereunder.

    4.7 Brokers or Finders. Such Purchaser has not incurred and will not incur, directly or indirectly, as a result of any action taken by such Purchaser, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement (other than the agreement dated May 2, 2000 between U.S. Bancorp Libra and Marty Klein).

                                    SECTION 5

                       CONDITIONS TO CLOSING OF PURCHASERS

     The Purchasers' obligations to purchase the Notes at the Closing are subject to the fulfillment on or prior to the Closing Date of the following conditions:

     5.1 Representations and Warranties Correct. The representations and warranties made by the Corporation in Section 3 hereof shall be true and correct as of the Closing Date with the same force and effect as if made on such date.

     5.2 Covenants. All covenants and agreements contained in this Agreement to be performed or complied with by the Company on or prior to the Closing Date shall have been performed or complied with.

     5.3 Governmental Authorizations, etc. All material governmental authorizations, consents or approvals required to be obtained, and all governmental filings to be made, including state securities or "Blue Sky" laws, by the Company in connection with the issuance and sale of the Notes pursuant to this Agreement (other than any such filing as shall be permitted by applicable law to be made post-Closing) shall have been obtained or made and shall be in full force and effect.

     5.4 Series II Designation. The Corporation shall have filed with the Secretary of State of the State of Florida the Series II Designation and the same shall be effective.

     5.5 Good Standing Certificates. The Company shall have delivered to the Purchasers certificates dated as of the most recent practicable date prior to the Closing Date issued by the Secretaries of State of the States of Florida to the effect that the Corporation and each of its Subsidiaries is legally existing and in good standing in such State and each other state in which the Corporation or its Subsidiaries is qualified or required to be qualified to do business.

     5.6 Secretary's Certificate. The Corporation shall have delivered to the Purchasers a certificate executed by the Secretary of the Corporation dated as of the Closing Date, certifying as to the following matters: (a) resolutions adopted by the Board of Directors of the Corporation approving the transactions contemplated by this Agreement, the Notes and the Other Agreements, (b) the Series II Designation and (c) the Bylaws.

     5.7 Opinion of Counsel. The Company shall have delivered to the Purchasers an opinion of Aronauer, Goldfarb, Sills & Re, LLP, counsel to the Corporation, in form reasonable satisfactory to the Purchasers and their counsel to the substantive effect as set forth in Exhibit E hereto.

     5.8 Other Agreements. Each of (a) a Registration Rights Agreement substantially in the form of Exhibit F (the "Registration Rights Agreement"),
(b) a Securityholders Agreement substantially in the form of Exhibit G (the "Securityholders Agreement"), and (c) an Investor Rights Agreement substantially in the form of Exhibit H (the "Investor Rights Agreement") shall have been executed and delivered by the Corporation and the Purchasers party thereto and all other parties thereto, and each such agreement shall be in full force and effect as of the Closing.

     5.9 Board of Directors. The directors and stockholders of the Corporation shall have taken all such actions as shall be necessary to cause an individual designated by the Purchasers to be appointed to the Board of Directors in accordance with the terms of the Securityholders Agreement immediately after the Closing.

     5.10 Compliance Certificate. The Corporation shall have delivered to the Purchasers a certificate of the Corporation executed by the President or a Vice President of the Corporation, dated the Closing Date, and certifying as to the fulfillment of the conditions specified in Sections 5.1, 5.2, 5.3 and 5.9 of this Agreement.

     5.11 Due Diligence. The Purchasers and their respective advisers, including legal counsel, shall have completed their due diligence review of the Company and its business with results satisfactory to the Purchasers, in their sole discretion, and, in the Purchasers' sole opinion, no Material Adverse Effect has occurred with regard to the Company prior to such Closing.

     5.12 Third Party Consents. All necessary third party consents to the transactions described herein shall have been received in form and substance satisfactory to the Purchasers.

                                    SECTION 6

                        CONDITIONS TO CLOSING OF COMPANY

     The Corporation's obligation to sell and issue the Notes at the Closing is, at the option of the Corporation, subject to the fulfillment as of the Closing Date of the following conditions:

     6.1 Representations. The representations and warranties made by the Purchasers in Section 4 hereof shall be true and correct as of the Closing Date with the same force and effect as if made on that date.
6.2 Covenants. All covenants and agreements contained in this Agreement to be performed or complied with by the Purchasers on or prior to the Closing Date shall have been performed or complied with.

     6.3  Governmental Authorizations, etc.  All  material  governmental
                                          -
authorizations, consents or approvals required to be obtained, and all governmental filings to be made, by the Company in connection with the issuance and sale of the Notes pursuant to this Agreement (other than any such filing as shall be permitted by applicable law to be made post-Closing) shall have been obtained or made and shall be in full force and effect.

     6.4 Other Agreements. Each of (a) the Registration Rights Agreement, (b) the Securityholders Agreement, and (c) the Investor Rights Agreements shall have been executed and delivered by the Purchasers and each such agreement shall be in full force and effect as of the Closing.

                                    SECTION 7

  RESTRICTIONS ON TRANSFERABILITY OF SECURITIES; COMPLIANCE WITH SECURITIES ACT

     7.1 Restrictions on Transferability. The Notes are, and the shares of the Series II Preferred and Conversion Stock and all other securities issued in respect of the Notes, Series II Preferred or the Conversion Stock upon any stock split or stock dividend, or in any recapitalization, reorganization, merger, consolidation or similar event not registered under the Securities Act (the Notes, Shares, the Conversion Stock and such other securities, if any, collectively, the "Restricted Securities") when issued will be, "restricted securities" as defined by Rule 144 under the Securities Act ("Rule 144") and may not be Transferred (as hereinafter defined) except upon the conditions specified in this Article 7 or Rule 144, which are intended to ensure compliance with the provisions of the Securities Act. Each Purchaser shall cause any proposed Transferee (as hereinafter defined) of the Restricted Securities held by such Purchaser to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Article 7 and the Other Agreements as applicable.

     As used in this Article 7, the term "Transfer" means and includes any sale, exchange, assignment, pledge or other transfer or encumbrance of the Restricted Securities, and the term "Transferee" means any Person who acquires any Restricted Securities in a Transfer not registered under the Securities Act.

     7.2 Restrictive Legends. Each certificate representing Restricted Securities shall be stamped or otherwise imprinted with legends in the following form (in addition to any legend required under applicable state securities laws).

     (a)  "THE  SECURITIES  REPRESENTED  BY  THIS  CERTIFICATE  HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ARE RESTRICTED SECURITIES. THESE SECURITIES HAVE BEEN ACQUIRED FOR HOLDER'S OWN ACCOUNT FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR EXEMPTION FROM SUCH REGISTRATION UNDER THE ACT ."

     (b) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER THAT ARE CONTAINED IN A REGISTRATION RIGHTS AGREEMENT AND A SECURITYHOLDERS AGREEMENT, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION."

     Each Purchaser consents to the Corporation making a notation on its records and giving instructions to any paying agent or registrar of the Notes or any transfer agent of the Series II Preferred or the Conversion Stock in order to implement the restrictions on Transfer established in this Article 7.

     7.3 Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 7.3. Prior to or in connection with any proposed Transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed Transfer, the transferor shall deliver, if requested by the Corporation, a written opinion of legal counsel, addressed to the Corporation, to the effect that the proposed Transfer of the Restricted Securities may be effected without registration under the Securities Act. Each certificate evidencing the Restricted Securities Transferred as above provided shall bear, except if such Transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 7.2 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and the Company such legend is not required in order to establish compliance with any provision of the Securities Act or applicable state securities laws.

                                    SECTION 8

                                  MISCELLANEOUS

     8.1 Governing Law. This Agreement shall be governed by and interpreted under the laws of the State of New York as applied to agreements among New York residents, made and to be performed entirely within the State of New York.

     8.2 Survival. The representations and warranties made herein shall survive any investigation made by the Purchasers and the closing of the transactions contemplated hereby.

     8.3 Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of such parties (including any subsequent holders of the Notes, the Series II Preferred or the Conversion Stock) whether so expressed or not. In addition, if an express assignment has been made (except as otherwise expressly provided herein), the provisions of this Agreement that are for any Purchaser's benefit as the purchaser or holder of Notes (or the Series II Preferred or Conversion Stock) are also for the benefit of and enforceable by any subsequent holder of Notes (or Series II Preferred or Conversion Stock). The Company may not assign any of its obligations hereunder without the prior written consent of the Purchasers. None of the Purchasers may assign any of its obligations hereunder prior to the Closing without the prior written consent of the Corporation. After the Closing, the Purchasers may assign their rights and obligations hereunder (subject to Section 7 hereof) without the prior written consent of the Corporation.

     8.4 Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto at the Closing constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that holders of a majority of the Notes (including for this purpose the Series II Preferred and the Conversion Stock) may, with the Corporation's prior written consent, waive, modify or amend, on behalf of all such holders, any provision hereof other than the conditions set forth in
Section  5.

     8.5 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing (or in the form of a telecopy (confirmed in writing) to be given only during the recipient's normal business hours unless arrangements have otherwise been made to receive such notice by telecopy outside of normal business hours) and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand, messenger, or telecopy (as provided above) addressed (a) if to a Purchaser, at the address for such Purchaser set forth beneath its signature or at such other address as such Purchaser shall have furnished to the Corporation in writing or (b) if to any other holder of Notes, Series II Preferred or Conversion Stock, at such address as such holder shall have furnished the Corporation in writing or (c) if to the Corporation, to its principal executive offices and addressed to the attention of the Corporate Secretary, or at such other address as the Corporation shall have furnished in writing to the Purchasers.

     Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or, if by telecopy pursuant to the above, when received.

     8.6 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any holder of any Notes, Series II Preferred or Conversion Stock, upon any breach or default of the Corporation under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     8.7 Stamp Taxes. The Corporation shall pay, or reimburse the Purchasers and hold them harmless against liability for the payment of, all stamp and other similar such taxes which may be payable in respect to the execution and delivery of this Agreement or the issuance, delivery and acquisition of any Notes (or Series II Preferred or Conversion Stock issued in the name of the holder of the converted Notes or Series II Preferred, respectively) hereunder.

     8.8 Expenses; Attorneys' Fees. Regardless of whether the Closing occurs, the Company shall pay all of it's own expenses and the Company shall pay all of the Purchaser's out of pocket expenses (including without limitation, reasonable attorneys' fees and expenses), in each case, incurred in connection with this Agreement, the Notes, the Other Agreements and the transactions contemplated hereby and thereby. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     8.9 Remedies. The holders of the Notes and Series II Preferred will have all of the rights and remedies set forth in this Agreement, the Other Agreements and the Series II Designation, all of the rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights and remedies which such holders have under any law. Any Purchaser having any rights under any provision of this Agreement, the Notes or the Other Agreements will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement, the Notes or the Other Agreements and to exercise all other rights granted by law.

     8.10 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, invalid, unenforceable or void, this Agreement shall continue in full force and effect without said provision. In such event, the parties shall negotiate, in good faith, a legal, valid and enforceable substitute provision which most nearly effects the intent of the parties in entering into this Agreement.

     8.11 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

     8.12 Facsimile Signatures. Any signature page delivered by a telecopy machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party which requests it.

     8.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

"CORPORATION":  MERIDIAN  USA  HOLDINGS,  INC.
                a  Florida  corporation

                By:  /s/  Mark  Streisfeld
                ---------------------
                Name:   Mark  Streisfeld
                Title:  President

Address:  3350  N.W.  2nd  Avenue
          Boca  Raton,  FL  33431
          Facsimile: 561-417-6888

"PURCHASERS":  U.S.  BANCORP  INVESTMENTS,  INC.

               By:  /s/Jess M. Ravich
                    -------------------
               Name:  Jess M. Ravich
               Title: Chairman

Purchase  Price:  $8,000,000

Aggregate  Principal  Amount  of  Notes:  $8,000,000

     Address:  11766  Wilshire  Boulevard
               Suite  870
               Los  Angeles,  CA  90025
               Attn:  General  Counsel
               Fax:  (310)  312-5640



                                    EXHIBITS
                                    --------

A     -     Form  of  Note
B     -     Schedule  of  Exceptions
C     -     Series  II  Designation
D     -     Financial  Statements
E     -     Opinion  of  Aronauer,  Goldfarb,  Sills  &  Re,  LLP
F     -     Registration  Rights  Agreement
G     -     Shareholders  Agreement
H          Investor  Rights  Agreement


                                    SCHEDULES

SCHEDULE  OF  EXCEPTIONS


SCHEDULE  B:     FINANCIAL  INFORMATION